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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Spectrian Corporation:

    We consent to the use of our reports incorporated herein by reference and to the references to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the Prospectus.

/s/ KPMG Peat Marwick LLP
KPMG Peat Marwick LLP


San Jose, California
August 12, 1997


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